Exhibit 99.1 FOR IMMEDIATE RELEASE

Adeia Appoints Dipti Vachani as Chief Executive Officer

Seasoned technology executive to lead Adeia’s continued growth; succeeds Paul E. Davis, who announced in May 2026 his intention to step down after 15 years with the company

SAN JOSE, Calif. – September 28, 2026 – Adeia Inc. (Nasdaq: ADEA), the technology company pioneering foundational innovations that shape how the world computes, connects, and experiences entertainment, today announced that its board of directors (the “Board”) has appointed Dipti Vachani as chief executive officer, effective October 12, 2026. Vachani will also join the Board, effective the same day. She succeeds Paul E. Davis, who in May 2026 informed the company of his intention to step down as chief executive officer and member of the Board to focus on his health and personal pursuits. Davis has agreed to serve in an advisory capacity through the end of the year to support a smooth transition.

Vachani brings to Adeia a tremendous wealth of broad leadership experience, technical credibility and meaningful partnerships, developed over nearly 30 years in the semiconductor industry. She has deep expertise in semiconductor ecosystems, advanced computer architectures, AI infrastructure, and long-cycle commercial relationships with demonstrated success expanding global businesses into new sectors.

Vachani most recently served as senior vice president, general manager, Automotive Business Unit for Arm Limited, a position she held from 2018 until 2026, where she successfully developed market specific IP programs into new, high-value recurring revenue streams. She also helped develop Arm Total Access and Arm Flexible Access, expanding IP utilization across the licensee base, and founded the SOAFEE Alliance, which today includes more than 200 member companies. From 2015 to 2018, Vachani was vice president, general manager of Intel Corporation’s Internet of Things Group. Prior to Intel, Vachani was vice president, general manager, Power Lighting and Display at Skyworks Solutions beginning in 2013. Before Skyworks, Vachani held various program and product line positions at Texas Instruments, Inc. ending as vice president, general manager, Single Core Processors.

Vachani served as a member of the board of directors of Axcelis Technologies, Inc., a publicly traded semiconductor equipment manufacturer, from 2022 to 2025. Vachani earned a Bachelor of Science degree in Computer Engineering from Texas A&M University and an Executive M.B.A. from The University of Texas at Austin.

The Board selected Vachani for her proven track record and commitment to innovation to build upon Adeia’s successful transformation. She will continue the focus on strengthening our technology leadership in the semiconductor and media markets, diversifying our recurring revenue streams beyond Pay-TV, identifying and investing in new growth areas, and fostering a culture that empowers our people to achieve the company’s long-term value creation goals.

“Dipti Vachani is the right leader for Adeia’s next chapter,” said Dan Moloney, chairman of the Board. “The Board’s Transition Committee conducted a rigorous search process and considered an exceptional field of candidates, and Vachani stood out for her ability to translate R&D capabilities and innovation roadmap into greater strategic relevance, new markets, stronger customer and ecosystem pull, and ultimately greater shareholder value. Our business today is positioned for continued revenue growth, led by an exceptional executive team with decades of experience and past successes. On behalf of the entire Board, I also want to thank Paul for four years of exceptional leadership and guidance; he leaves the company in a position of significant financial and strategic strength.”

“It is an honor to be chosen to lead Adeia,” said Dipti Vachani. “Adeia’s award-winning portfolio of more than 14,250 worldwide patent assets, its deep culture of invention, and the momentum the team has built provide a remarkable foundation for the company’s future. The opportunities ahead are extraordinary, from hybrid bonding and advanced thermal solutions for the AI-driven semiconductor ecosystem to new licensing frontiers across streaming, e-commerce, and automotive. I look forward to working with Adeia’s talented inventors and employees to deliver long-term value for our customers, partners, and shareholders.”

“Leading Adeia has been the greatest honor of my career, and I could not be more confident in where the company goes from here,” said Davis. “Vachani brings strong leadership experience and a history of driving growth at technology companies. With diversified revenue streams, a strengthened balance sheet, and growing opportunities in both our media and semiconductor businesses, Adeia’s future is as promising as it has ever been. I want to thank our dedicated employees and the Board, and I look forward to supporting a seamless transition.”

About Adeia

Adeia Inc. (Nasdaq: ADEA) develops foundational innovations that shape how the world computes, connects and experiences entertainment. Its inventions span a broad range of semiconductor and media technologies, including 3D interconnect (hybrid bonding) and advanced thermal management for AI datacenters, as well as content discovery, personalization, and streaming. These inventions are licensed to leaders across the chip design and manufacturing, consumer electronics, automotive, digital entertainment, and e-commerce industries. Adeia’s innovations enable more powerful and efficient products, and more immersive, personalized experiences across billions of devices worldwide. Learn more at www.adeia.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; and the unpredictability and severity of catastrophic events. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

Adeia Investor Relations

Chris Chaney

IR@adeia.com

Adeia Media Relations

Anna Enerio

marketing@adeia.com